Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Security Federal Corporation
------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                       Security Federal Corporation
------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
------------------------------------------------------------------------------

(2)   Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------

(3)   Filing party:
                             N/A
------------------------------------------------------------------------------

(4)   Date filed:
                             N/A

                                 June 23, 1998






Dear Fellow Stockholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders, to be held on July 21, 1998 at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 1998, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting is the stockholder vote on corporate business items. I urge you to exercise your voting rights as a stockholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                    Sincerely,


                                    /s/T. Clifton Weeks
                                    T. Clifton Weeks
                                    Chairman

                        SECURITY FEDERAL CORPORATION
                          1705 Whiskey Road South
                        Aiken, South Carolina 29803
                             (803) 641-3000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on July 21, 1998


     Notice is hereby given that the Annual Meeting of Stockholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 21, 1998, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.    The election of two directors of the Company;

          2. The approval of a proposal to change the Company's state of incorporation from Delaware to South Carolina through a merger of the Company with a newly formed, wholly owned South Carolina subsidiary;

          3. The ratification of an amendment to the Company's corporate charter to increase the number of authorized shares of common stock; and

          4. Such other matters as may properly come before the Meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record as of the close of business on June 15, 1998 are the stockholders entitled to receive notice of and to vote at the Meeting, and any adjournments thereof.

     A complete list of stockholders entitled to vote at the Meeting is available for the examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, for a period of 20 days prior to the Meeting.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/Robert E. Johnson
                                   Robert E. Johnson
                                   Secretary

Aiken, South Carolina
June 23, 1998
------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                               PROXY STATEMENT

                        SECURITY FEDERAL CORPORATION
                           1705 Whiskey Road South
                        Aiken, South Carolina 29803
                               (803) 641-3000

                       ANNUAL MEETING OF STOCKHOLDERS
                               July 21, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 21, 1998, at 2:00 p.m., Eastern time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 23, 1998. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

Voting and Proxy Information
----------------------------

     Stockholders of record as of the close of business on June 15, 1998 ("Record Date"), will be entitled to one vote for each share of common stock of the Company ("Company Common Stock") then held. As of the close of business on the Record Date, there were 421,060 shares of Company Common Stock issued and outstanding. A majority of the shares of Company Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes will be counted for purposes of the existence of a quorum.

     All shares of Company Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted for the proposals set forth in this Proxy Statement.
The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgement.

     If a stockholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Company Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Company Common Stock allocated to the participant's plan account are to be voted.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Stockholders are not entitled to cumulate their votes in the election of directors. Broker non-votes have no effect on the election of directors. The approval of the change in the Company's state of incorporation from Delaware to South Carolina requires the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the reincorporation proposal. Approval of the amendment to the Company's corporate charter to increase the number of authorized shares of Company Common Stock will require the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote at the Meeting. Abstentions on the proposal will have the same effect as a vote against the charter amendment proposal, while broker non-votes will have no effect on the voting.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Company Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Company Common Stock beneficially owned by each director, the "named executive officer" of the Company, and all executive officers and directors of the Company as a group.

                                    Shares Beneficially         Percent
Beneficial Owners                         Owned(1)              of Class
-----------------                         --------              --------

Beneficial Owners of More Than 5%

T. Clifton Weeks(2)(3)                    50,305                 11.95%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(4)      35,400                  8.41
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(5)                        32,886                  7.81
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons(3)(6)                  26,941                  6.40
P.O. Box 277
Aiken, SC  29802

Directors

Gasper L. Toole III(7)                    17,700                  4.20
Thomas L. Moore                            1,014                  0.24
Harry O. Weeks, Jr.                       14,024                  3.33
Robert E. Alexander                          500                  0.12
William Clyburn                              344                  0.08

All directors and executive
 officers as a group (10 persons)        118,318(8)              28.10%

                           (footnotes on following page)

_______________
(1) Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.
(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 992 shares held directly and 49,313 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3) On February 3, 1993, Messrs. T. Clifton Weeks and Simmons and certain members of their families received approval from the Office of Thrift Supervision ("OTS") with respect to their ownership of a total of 117,567 shares of Company Common Stock.
(4) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(5) Thomas W. Weeks is the brother of H. O. Weeks, Jr., a Director of the Company. The amount disclosed includes 7,600 shares held by his wife.
(6) Mr. Simmons is President, Chief Executive Officer and a Director of the Company and the Bank. Includes 13,751 shares held directly, 11,441 shares held by his wife; and 1,749 shares allocated to Mr. Simmons' account under the Company's ESOP. Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Simmons was the Company's only "named executive officer" for the fiscal year ended March 31, 1998.
(7) Includes 3,000 shares held by his wife. On December 14, 1992, Mr. Toole and certain members of his family received approval from the OTS with respect to their ownership of a total of 59,537 shares of Company Common Stock.
(8) Includes 2,088 shares allocated to individual accounts of executive officers pursuant to the ESOP.

                          PROPOSAL I -- ELECTION OF DIRECTORS
                          -----------------------------------

     The Company's Board of Directors consists of seven directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

     The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the two candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                          Director of  Term
                            Positions Held in the          Company      to
  Name                Age   Company and the Bank           Since(1)   Expire
  ----                ---   --------------------           --------   ------
                                NOMINEES
                                --------

Gasper L. Toole III   72    Director and Vice President      1958     2001(2)
                            of the Company and the Bank

Thomas L. Moore       48    Director of the Company and      1990     2001(2)
                            the Bank

                       (table continued on following page)

                                                          Director of  Term
                            Positions Held in the          Company      to
  Name                Age   Company and the Bank           Since(1)   Expire
  ----                ---   --------------------           --------   ------

                            CONTINUING DIRECTORS
                            --------------------

Harry O. Weeks, Jr.   58    Director of the Company and      1978     1999
                            the Bank

Robert E. Alexander   58    Director of the Company and      1988     1999
                            the Bank

William Clyburn       57    Director of the Company and      1993     1999
                            the Bank

Timothy W. Simmons    52    President, Chief Executive       1983     2000
                            Officer and Director of the
                            Company and the Bank

T. Clifton Weeks      71    Chairman of the Board of the     1958     2000
                            Company and the Bank
_______________
(1)   Includes service on the Board of Directors of the Bank.
(2)   Assuming re-election at the Meeting.

      The principal occupation of each of the directors during the last five years is as follows:

      Gasper L. Toole III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

      Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

      Harry O. Weeks, Jr. is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks, a real estate and property management company, until March 1992 (when the company closed).

      Robert E. Alexander is the Chancellor of the University of South Carolina at Aiken, South Carolina.

      William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1985 to June 1994.

      Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks & Hunter Insurance, Inc. and L-C-W Corp., a finance company, from 1980 to 1995.

      T. Clifton Weeks has been Chairman of the Board of the Company since 1987 and was Chief Executive Officer of the Company from 1987 until June 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and was Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft-Weeks until March 1992 (when the company closed) and L-C-W Corp. and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp.), a real estate development company that owns commercial real estate, and Chairman of the Board of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995.

Executive Officers Who Are Not Directors of the Company or the Bank
-------------------------------------------------------------------

      The following information as to the principal occupation(s) during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

      Richard O. Garcia, age 53, has been Senior Vice President - Mortgage Lending since May 1992. Prior to joining the Bank, Mr. Garcia was President, Broker-in-Charge and owner of AREA Appraisal and Real Estate Associates, Inc. from June 1990 to May 1992, and Senior Vice President of Mortgage Lending for Palmetto Federal Savings Bank of South Carolina, Aiken, South Carolina, from October 1982 to June 1990.

      Thomas C. Clark, age 41, has been Senior Vice President - Loan Administration since January 1, 1994. He held the position of Vice President
- Consumer/Commercial Loans from July 1992 to January 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1993 and was the City Executive of its Aiken, South Carolina office from 1988 to 1993.

      Roy G. Lindburg, age 37, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial Officer of Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa from May 1986 to December 1994 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois from March 1984 to April 1986.

Board of Directors' Meetings and Committees
-------------------------------------------

      Meetings and Committees of the Company. During the fiscal year ended March 31, 1998, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served. The Company has standing Executive, Audit, Stock Option and Incentive Plan Administrative and Proxy committees.

      The Executive Committee, comprised of Directors T. Clifton Weeks, Toole, Alexander and Simmons, meets on an as needed basis to handle matters arising between Board meetings. This Committee met one time during fiscal 1998.

      The Audit Committee, comprised of Directors H.O. Weeks, Moore and Clyburn, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met one time during fiscal 1998.

      The Stock Option and Incentive Plan Administrative Committee is composed of Directors Harry O. Weeks, Jr., Toole and Alexander, who are non-employee directors of the Company and are not eligible to receive awards under the Company's Stock Option Plan. This Committee did not meet during fiscal 1998.

      The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's stockholders. The Committee met one time during fiscal 1998.

      Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 1998. During fiscal 1998, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served. The Board of Directors has standing Executive, Audit and Compensation committees.

      The Executive Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander and Simmons. To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 21 times during fiscal 1998.

      The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors Harry O. Weeks, Jr., Moore and Clyburn. The Audit Committee met 11 times during fiscal 1998.

      The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks, Simmons, Toole and Alexander. This Committee met seven times during fiscal 1998.

Compensation of Directors
-------------------------

      The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $625 per month. Members of the Executive Committee receive $740 per month for membership on this Committee. Members of the Audit Committee receive $108 per meeting attended. No fee is paid for membership on the Bank's Compensation Committee.

Compensation of Executive Officers
----------------------------------

      The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank.

      Summary Compensation Table. The following table sets forth for the last three fiscal years, the compensation paid by the Bank to or accrued for the benefit of Mr. Simmons.

                                         Annual Compensation
                           ---------------------------------------------
                                             Other Annual    All Other
                           Salary   Bonus    Compensation   Compensation
Name and Position   Year   ($)(1)    ($)        ($)(2)         ($)(3)
-----------------   ----   ------   -----    ------------   ------------
Timothy W. Simmons  1998  $103,723    --          --           $9,790
 President, Chief   1997   101,456    --          --            7,502
 Executive Officer  1996    97,675    --          --            8,846
 and Director of
 the Company and
 the Bank

----------------
(1) Salary includes Board fees of $7,275, $6,282 and $5,850 for fiscal 1998, 1997 and 1996, respectively.
(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) All other compensation during fiscal 1998 represents deferred compensation pursuant to the Company's 401(k) Plan of $6,527, and an employer contribution to the 401(k) Plan of $3,263.

      Option Exercise/Value Table. The following table sets forth information concerning the number of options exercised during fiscal year 1998 and value of unexercised stock options held by Mr. Simmons at March 31, 1998.

                                       Number of
                                 Securities Underlying   Value of Unexercised
              Shares              Unexercised Options    In-the-Money Options
              Acquired           at Fiscal Year End(#)   at Fiscal Year End($)
              on        Value    ---------------------   ---------------------
              Exer-     Real-    Exer-         Unexer-   Exer-     Unexer-
   Name       cise(#)   ized($)  cisable       cisable   cisable    cisable
   ----       -------   -------  -------       -------   -------    --------
Timothy W.
  Simmons      3,938   $133,931    -0-           -0-       -0-        -0-

      Salary Continuation Agreement. The Company and the Bank have entered into a salary continuation agreement with Timothy W. Simmons. The agreement is for a term of one year. However, upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

      For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a change of control occurred on March 31, 1998, the aggregate amount due and payable to Mr. Simmons would have been approximately $379,080.

Certain Transactions
--------------------

      Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 1998, loans to all employees, officers and directors of the Bank totalled $1,886,420, or 10.44% of the Company's total stockholders' equity.

      Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $24,885 in rent, none of which represents property taxes from the Bank during fiscal 1998. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

                 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                 -------------------------------------------------

      Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of the shares of Company Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by the persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with during the fiscal year ended March 31, 1998, except for certain transactions by Timothy W. Simmons, President and Chief Executive Officer of the Company and the Bank, and Floyd Blackmon, Vice President of the Company and the Bank. Mr. Simmons inadvertently failed to report his exercise of options for 3,938 shares of Company Common Stock at $10.00 per share in October 1997. Mr. Simmons subsequently reported the option exercise on November 26, 1997. Mr. Blackmon, a new officer of the Company and the Bank as of January 1998 and who owns no Company Common Stock, inadvertently failed to file his initial statement of beneficial ownership on Form 3 to indicate his status as a reporting person. Mr. Blackmon subsequently reported his filing status on April 15, 1998.

        PROPOSAL II -- REINCORPORATION IN THE STATE OF SOUTH CAROLINA
        -------------------------------------------------------------

      For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to South Carolina ("Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Company with and into a newly formed South Carolina subsidiary ("South Carolina Corporation"). The South Carolina Corporation was incorporated on June 16, 1998 under the name "Security Federal South Carolina Corporation," but will change its name to "Security Federal Corporation" as a result of the merger and Reincorporation.

     The sole factor in the Board of Directors' recommendation of the Reincorporation is that the Company's franchise fees will be substantially less in South Carolina than in Delaware. Considering the proposed increase in authorized shares discussed in Proposal III in this Proxy Statement, the Company expects to save approximately $22,000 annually on state franchise tax and filing fees as a result of the Reincorporation. Furthermore, the Company's headquarters are located in South Carolina.

Plan of Merger

      The Company will be merged with and into the South Carolina Corporation pursuant to the terms of the proposed Agreement and Plan of Merger ("Merger Agreement"), a copy of which is attached as Exhibit A to this

Proxy Statement. Upon the completion of the merger, the owner of each outstanding share of Company Common Stock will automatically own one share of common stock of the South Carolina Corporation ("South Carolina Corporation Common Stock"). Each outstanding certificate representing a share or shares of Company Common Stock will continue to represent the same number of shares of South Carolina Corporation Common Stock (i.e., a certificate representing one share of Company Common Stock will then equal one share of South Carolina Corporation Common Stock). IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES.

      The South Carolina Corporation's Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the surviving corporation of the merger. The South Carolina Corporation's Articles of Incorporation are attached hereto as Exhibit B. The discussion regarding the Reincorporation contained in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B.

Effect of Reincorporation and Merger

      The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation and merger will not result in any change in the business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices.

Material Differences in Corporate Charters

      The South Carolina Corporation's Articles of Incorporation differ from the Company's Certificate of Incorporation in certain technical aspects. Specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. An 80% "super-majority" vote requirement in the case of mergers is provided for in both the South Carolina Corporation's Articles of Incorporation and the Company's Certificate of Incorporation. Although the South Carolina Corporation's Articles of Incorporation and the Company's Certificate of Incorporation contain similar language to the effect that a director will not be liable for monetary damages for conduct as a director to the full extent that each entity's respective state's law permits, the South Carolina Business Corporation Act ("SCBCA") and the Delaware General Corporation Law ("DGCL") have different director liability provisions. Various differences also exist between the South Carolina Corporation's Bylaws and the Company's Bylaws, but none of these provisions are expected to have a material effect on the Company's governance.

Material Differences in Corporate Laws

      The DGCL currently governs the rights of the Company's stockholders. After the merger, the rights of stockholders will be governed by the SCBCA. The following discussion summarizes the material differences between the provisions of the DGCL and the SCBCA, as applicable to a public company.

      Amendment of Articles/Certificate of Incorporation. The SCBCA authorizes a corporation's board of directors to make various changes of an administrative nature to its articles of incorporation including deleting the names and addresses of its initial directors, deleting the name and address of its initial registered agent or registered office, changing each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only one share of that class outstanding; and certain changes of corporate name. Other amendments to a corporation's articles of incorporation must be recommended to the stockholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

      Provisions Affecting Acquisitions and Business Combinations. The SCBCA imposes restrictions on certain transactions between a corporation and certain interested stockholders. South Carolina's "fair price" statute restricts certain business combinations (e.g., mergers and dispositions of assets of a corporation or any subsidiary having an aggregate market value of 10% or more of the total market value of the corporation's outstanding stock) between a corporation and an interested stockholder (e.g., a beneficial owner of 10% or more of the voting power of the outstanding shares of a corporation). The fair price statute generally precludes a corporation from engaging in any business combination with an interested stockholder within two years after the acquisition pursuant to which the stockholder became an interested stockholder, unless either the business combination or the acquisition pursuant to which the interested stockholder became interested was approved by the board of directors before the acquisition, (ii) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding shares not beneficially owned by the interested stockholder or his affiliates or associates at a meeting called for that purpose at least two years after the acquisition pursuant to which the interested stockholder became interested, or (iii) certain minimum price criteria are satisfied.

      South Carolina's "fair price" statue was intended to ensure that all stockholders of a South Carolina corporation would receive comparable prices per share for stock sold to an interested stockholder in a business combination. The statute was designed to eliminate coercive "two-tiered" pricing arrangements to gain control of corporations, whereby a tender offer is initiated as the first step in a business combination, with a higher price per share being offered to those stockholders who initially tender their shares to the potential acquiror, and a lower price to the minority of stockholders who initially elect not to tender their stock. The statute addresses this potential for unequal treatment of minority stockholders by imposing special voting requirements on business combinations involving an interested stockholder.

      Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66% of the outstanding voting stock not owned by the interested stockholder.

      For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

      These restrictions placed on interested stockholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or
(ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

     Mergers, Acquisitions and Other Transactions. Under the SCBCA, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of at least two-thirds of the directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. The South Carolina Corporation's Articles of Incorporation provide that the corporate transactions specified above may be approved by two-thirds of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

      Action Without a Meeting. Under the SCBCA, stockholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon. The DGCL authorizes stockholder action without a meeting if consents are received from holders of a majority of the outstanding shares. Both the South Carolina Corporation's Articles of Incorporation and the Company's Certificate of Incorporation prohibit stockholder action by written consent in lieu of a meeting.

      Class Voting. Under the SCBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

      Transactions With Officers or Directors. The SCBCA and the DGCL provide that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved or ratified in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

      Appraisal or Dissenters' Rights. Under the SCBCA a stockholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect stockholder rights.

      Under Section 262 of the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 stockholders) or (iii) if the corporation is the surviving corporation and no vote of its stockholders is required for approval of the merger.

      Because the Company is not listed on any national securities exchange and consummation of the merger requires the vote of the Company's stockholders, stockholders have the right to dissent from the merger and to receive payment in cash for the "fair value" of their Company Common Stock. Company stockholders electing to exercise dissenters' rights must comply with the provisions of Section 262 in order to perfect their rights. The Company will require strict compliance with the statutory procedures. A copy of
Section 262 is attached as Exhibit C and the summary hereof is qualified in its entirety by Exhibit C.

      The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Reincorporation and perfect the stockholder's dissenters' rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to
Section 262 of the DGCL, the full text of which is set forth in Exhibit C hereto.

      Section 262 of the DCGL requires that stockholders be notified not less than 20 days in advance of the submission to a stockholder vote of a merger with respect to which dissenters' appraisal rights will be available that such rights will be available to such stockholders and a copy of Section 262 must be included with such notice. This Proxy Statement constitutes the Company's notice to its stockholders of the availability of dissenters' rights in connection with the Reincorporation in compliance with the requirements of
Section 262. Any Company stockholder who may wish to consider exercising such dissenters' rights should carefully review the text of Section 262 set forth as Exhibit C hereto because failure timely and properly to comply with the requirements of Section 262 will result in the loss of such rights under Delaware law.

      If any Company stockholder elects to demand appraisal of his or her shares, the stockholder must satisfy each of the following conditions:

           (i) the stockholder must deliver to the Company a written demand for appraisal of his or her shares before the vote with respect to the Reincorporation is taken (this written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the Reincorporation; voting against or failing to vote for the Reincorporation by itself does not constitute a demand for appraisal within the meaning of Section 262); and

           (ii) the stockholder must not vote in favor of the Reincorporation (an abstention or failure to vote will satisfy this requirement, but a vote in favor of the Reincorporation, by proxy or in person, will constitute a waiver of the stockholder's dissenters' rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal).

      If any stockholder fails to comply with either of these conditions and the Reincorporation becomes effective, the stockholder will be entitled to receive an equal number of shares of South Carolina Corporation Common Stock for his or her shares of Company Common Stock as provided for in the Merger Agreement, but will have no dissenters' rights with respect to his or her shares of Company Common Stock.

      All demands for appraisal should be addressed to the Corporate Secretary, P.O. Box 810, Aiken, South Carolina 29802, before the vote on the Reincorporation is taken at the Meeting, and should be executed by, or on behalf of, the record holder of the shares of Company Common Stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

      To be effective, a demand for appraisal by a holder of Company Common Stock must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

      If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

      Persons who hold their shares of Company Common Stock in brokerage accounts or in other nominee forms and who wish to exercise appraisal rights should consult with their brokers or such other nominees to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

      Within ten days after the effective date of the Reincorporation, the Company must give written notice that the Reincorporation has become effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Reincorporation. Within 120 days after the effective date, but not thereafter, either the Company or any stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery ("Court") demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The Company does not presently intend to file such a petition in the event there are dissenting stockholders and has no obligation to do so. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify such stockholder's previously written demand for appraisal.

      At any time within 60 days after the effective date, any stockholder who has demanded appraisal has the right to withdraw the demand and to accept an equal number of shares of South Carolina Corporation Common Stock for his or her shares of Company Common Stock pursuant to the Merger Agreement. If a petition for appraisal is duly filed by a stockholder and a copy thereof is delivered to the Company, the Company will then be obligated within 20 days thereafter to provide the Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to such stockholders, the Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided thereby. The Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      After determination of the stockholders entitled to appraisal of their shares of Company Common Stock, the Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation. When the value is so determined, the Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

      In determining fair value, the Court is required to take into account all relevant factors. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more, the same, or less than the value that they are entitled to receive pursuant to the Merger Agreement if they do not seek appraisal of their shares.

      Costs of the appraisal proceeding may be imposed upon the parties thereto (i.e., the Company and the stockholders participating in the appraisal proceeding) by the Court as the Court deems equitable in the circumstances. Upon the application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date) or to receive an equal number of shares of South Carolina Corporation Common Stock for shares of Company Common Stock pursuant to the Merger Agreement; however, if no petition for appraisal is filed within 120 days after the effective date, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the Reincorporation within 60 days after the effective date then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive an equal number of shares of South Carolina Corporation Common Stock for shares of his or her Company Common Stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the Reincorporation may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date.

      In view of the complexity of Section 262 of the DGCL, stockholders of the Company who may wish to dissent from the Reincorporation and pursue appraisal rights should consult their legal advisors.

      Indemnification of Directors and Officers. Under the SCBCA, a corporation may indemnify a director if he has met the standard of conduct set forth in the SCBCA and such determination is made by: (i) the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding or, if a quorum cannot be obtain, by a majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the proceeding;
(ii) by special legal counsel; and (iii) by stockholders.

      Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation. Indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

      The Company has included undertakings in various registration statements filed with the SEC that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, as amended, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

      Filing Fees. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company would be subject to Delaware annual franchise tax and filing fees of approximately $26,000 when including the proposed increase in authorized shares discussed in Proposal III in this Proxy Statement. South Carolina charges corporations incorporated in South Carolina nominal annual corporate license renewal fees, and does not impose any franchise tax fee.

Federal Income Tax Consequences

      Breyer & Aguggia LLP, special counsel to the Company, will issue an opinion with respect to the Reincorporation to the effect that, for federal income tax purposes:

1. The merger of the Company with and into the South Carolina Corporation will qualify as a reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

2.    The Company will recognize no gain or loss as a result of the merger;

3. A stockholder of the Company will recognize no gain or loss upon the deemed exchange of shares of Company Common Stock for shares of the South Carolina Corporation Common Stock;

4. The aggregate basis of the shares of the South Carolina Corporation Common Stock deemed received by a stockholder as a result of the merger will equal the aggregate basis of the shares of Company Common Stock deemed exchanged therefor; and

5. The holding period of the shares of the South Carolina Corporation Common Stock deemed received by a stockholder in the merger will include the holding period of the shares of Company Common Stock deemed exchanged therefor, provided that such Company Common Stock is held as a capital asset by the stockholder at the effective time of the merger.

      The opinion of Breyer & Aguggia LLP is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers' certificates delivered to Breyer & Aguggia LLP by the parties to the Reincorporation in connection with the delivery of the tax opinion by Breyer & Aguggia LLP. No ruling from the Internal Revenue Service ("IRS") will be applied for with respect to the federal income tax consequences of the Reincorporation. Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Reincorporation.

      The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a stockholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Each stockholder is urged to consult his or her own tax advisor concerning the specific tax consequences of the Reincorporation to such stockholder, including the applicability and effect of federal, state, local and other tax laws.

Vote Required and Board Recommendation

      The affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote at the Meeting is required to approve the Reincorporation.

      The Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders and, consequently, recommends a vote "FOR" approval of the Reincorporation.

                    PROPOSAL III -- RATIFICATION OF AN
               AMENDMENT TO THE COMPANY'S CORPORATE CHARTER
               --------------------------------------------

      The Board has unanimously approved and proposed for stockholder approval an amendment to the Company's corporate charter to increase the Company's authorized Common Stock from 1,000,000 to 5,000,000 shares. If the Reincorporation proposal is approved by stockholders, this proposal will be submitted to stockholders for approval of an amendment to the South Carolina Corporation's Articles of Incorporation. In the event stockholders do not approve the Reincorporation, this proposal will be submitted to stockholders for approval of an amendment to the Company's Certificate of Incorporation, as amended.

      The Company's Certificate of Incorporation, as amended, currently authorizes the issuance of 1,000,000 shares of Common Stock and 200,000 shares of preferred stock. As of the close of business on the Record Date, 421,060 shares of Company Common Stock were issued and outstanding and 4,489 shares of Company Common

Stock were reserved for issuance under the Company's stock option plans. If the proposed change in authorized capital is approved by stockholders, the Company will have 4,578,940 shares of unissued and unreserved shares of Company Common Stock available for issuance in the future.

      The Board of Directors believes that this proposed amendment is in the best interests of the Company and its stockholders. The proposed increase in the number of authorized shares would give the Board the necessary flexibility to issue Company Common Stock in connection with stock dividends and splits, acquisitions, financing and employee benefits and for general corporate purposes without the expense and delay incidental to obtaining stockholder approval of an amendment to the Company's corporate charter increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed.

      The proposed increase in the number of authorized shares of Company Common Stock may enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Although the Board of Directors has no present intention of issuing additional shares for such purposes, such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The amendment is not being proposed in response to any known effort to acquire control of the Company.

      If the Reincorporation proposal is approved by stockholders, and the amendment of the South Carolina Corporation's Articles of Incorporation is approved, the first sentence of the first paragraph of Article VI of the Articles of Incorporation would read as follows:

           "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is five million, two hundred thousand (5,200,000), of which five million (5,000,000) shall be common stock, par value $.01 per share, amounting in the aggregate to fifty thousand dollars ($50,000), and of which two hundred thousand (200,000) shall be serial preferred stock, par value $.01 per share, amounting in the aggregate to two thousand dollars ($2,000)."

      The remaining text of Article VI of the South Carolina Corporation's Articles of Incorporation would remain unchanged.

      If the Reincorporation proposal is not approved by stockholders, and the amendment of the Company's Certificate of Incorporation, as amended, is approved, the first paragraph of Section 4 of the Company's Certificate of Incorporation, as amended, would read as follows:

           "Section 4. Capital Stock. The total number of capital stock which the Company has authority to issue shall be five million two hundred thousand (5,200,000), of which five million (5,000,000) shall be common stock, par value $.01 per share, amounting in the aggregate to fifty thousand dollars ($50,000), and two hundred thousand (200,000) of which shall be preferred stock, par value $.01 per share, amounting in the aggregate to two thousand dollars ($2,000) with rights and preferences to be determined by the board of directors upon issuance."

      The remaining text of Section 4 of the Company's Certificate of Incorporation, as amended, would remain unchanged.

      The amendment to the Company's corporate charter to increase the number of authorized shares of Company Common Stock requires the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote at the Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CORPORATE CHARTER.

                           STOCKHOLDER PROPOSALS
                           ---------------------

      In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 24, 1999. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                               OTHER MATTERS
                               -------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

      The Company's Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

                      CHANGE IN INDEPENDENT AUDITORS
                      ------------------------------

      Elliot, Davis & Company, LLP, served as the Company's independent public accountants for the 1998 fiscal year. The Board of Directors has appointed Elliot, Davis & Company, LLP, to be its auditors for the 1999 fiscal year. Representatives of Elliot, Davis & Company, LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should they desire to do so.

      On January 20, 1998, the Company's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of KPMG Peat Marwick LLP, Greenville, South Carolina, as the Company's certifying accountants.

      On January 20, 1998, the Company's Board of Directors, at the recommendation of its Audit Committee, engaged Elliott, Davis & Company, LLP, Greenville, South Carolina, as the Company's certifying accountants. The Company has not consulted with Elliott, Davis & Company, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or regarding the reportable condition set forth below.

      The report of KPMG Peat Marwick LLP on the Company's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the Company's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of KPMG Peat Marwick LLP, the Company was not in disagreement with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the subject matter of the disagreement in connection with its report.

      KPMG Peat Marwick LLP issued a management letter, dated May 9, 1997, to the Company's Board of Directors containing a reportable condition as a result of their audit of the Company's financial statements at and for the fiscal year ended March 31, 1997. The reportable condition involved certain unreconciled general ledger accounts due to a data processing conversion to Jack Henry and staff turnover. The reconciliations involved three different areas and were addressed by KPMG Peat Marwick LLP as follows:

           1. "First, we noted that as a result of the conversion, the loan and deposit trial balances were not in agreement with the supporting documentation as well as the final general ledger as of March 31, 1997. The accounting department has worked with Jack Henry to improve the loan and deposit trial balance reconciliation process and finally was able to reconcile these accounts at the end of May."

           2. "We noted that some reconciliations, such as the Flo Thru Account and the FRB Clearing Account, were not being reconciled in a timely manner. Delays in reconciling these accounts could result in errors or misappropriations not being detected. In addition, these accounts become more difficult and timeconsuming to reconcile as time passes. Likewise, these accounts had many stale items on the reconciliation. Once these accounts were reconciled, we determined that the balances at year end were materially correct."

           3. "We also noted the [Security Federal Bank] had not properly reconciled the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation custodial accounts which are currently on deposit with the Federal Home Loan Bank of Atlanta. It is our understanding that the conversion caused both of these accounts to become out of balance. It is also our understanding that the accounting department reconciled these balances as of the end of May without significant adjustments."

      In a letter dated February 18, 1998, KPMG Peat Marwick LLP noted its agreement with the Company's reported statements with respect to the change in auditors.

                               FORM 10-KSB
                               -----------

      A copy of the Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/Robert E. Johnson
                                  Robert E. Johnson
                                  Secretary

Aiken, South Carolina
June 23, 1998

                                                                 EXHIBIT A


                      AGREEMENT AND PLAN OF MERGER


      This AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is made as of _________ __, 1998 by and between Security Federal Corporation, a Delaware corporation ("Security-Delaware"), and Security Federal South Carolina Corporation, a South Carolina corporation ("Security-South Carolina"). Security-Delaware and Security-South Carolina are sometimes referred to herein as the "Constituent Corporations."

      The authorized capital stock of Security-Delaware consists of 1,000,000 shares of common stock, $0.01 par value per share, of which _______ are issued and outstanding as of the date hereof, and 200,000 shares of serial preferred stock, $0.01 par value per share, none of which are issued and outstanding as of the dated hereof.

      The authorized capital stock of Security-South Carolina consists of 1,000,000 shares of common stock, $0.01 par value per share, none of which are issued and outstanding as of the date hereof, and 200,000 shares of serial preferred stock, $0.01 par value per share, none of which are issued and outstanding as of the date hereof.

      The directors of the Constituent Corporations have approved this Merger Agreement and deem it advisable and to the advantage of said corporations that Security-Delaware merge into Security-South Carolina upon the terms and conditions herein provided.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Merger. Security-Delaware shall be merged with and into Security-South Carolina ("Merger"), and Security-South Carolina shall be the surviving corporation ("Surviving Corporation"), effective upon the date when this Merger Agreement is made effective in accordance with applicable law ("Effective Time"). The corporate name of the Surviving Corporation shall be Security Federal Corporation.

      2. Directors, Officers and Governing Documents. The directors of Security-Delaware immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the next annual meeting of stockholders and until their successors shall be duly elected and qualified. The officers of Security-Delaware immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the Bylaws of the Surviving Corporation. The Articles of Incorporation of Security-South Carolina, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of the Surviving Corporation until it shall thereafter be duly altered, amended or repealed. The Bylaws of Security-South Carolina, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

      3. Succession. At the Effective Time, Security-South Carolina shall succeed to Security-Delaware in the manner and as more fully set forth in
Section 33-11-106 of the South Carolina Business Corporation Act, as amended.

      4. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Security-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by or on behalf of Security-Delaware such further and other action as shall be appropriate or necessary to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Security-Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Security-South Carolina are fully authorized in the name and on behalf of Security-

Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      5.    Stock and Stock Certificates.  At the Effective Time:

            (a) each share of Security-Delaware common stock outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall be changed and converted into one fully paid and nonassessable share of Security-South Carolina common stock;

            (b) all shares of Security-Delaware common stock presently issued and outstanding in the name of Security-Delaware, by virtue of the Merger and without any action on the part of Security-Delaware shall be cancelled and retired and resume the status of authorized and unissued shares of Security-Delaware common stock; and no shares of Security-Delaware common stock or other securities of Security-South Carolina shall be issued in respect thereof.

      6. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Security-Delaware common stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Security-South Carolina common stock into which the shares of Security-Delaware common stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Security-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Security-South Carolina or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the shares of Security-Delaware common stock, evidenced by such outstanding certificate as above provided.

      7. Condition to Merger. The Merger shall have received the requisite approval of the holders of Security-Delaware common stock pursuant to the Delaware Business Corporation Act, as amended ("DBCA"). The holders of Security-Delaware common stock shall have approval rights pursuant to Section 262 of the DBCA.

      8. Options. At the Effective Time, each option to purchase shares of Security-Delaware common stock granted under the Security Federal Bank 1987 Stock Option and Incentive Plan ("Plan"), which is outstanding immediately prior to the Effective Time, shall be converted into and become an option to purchase the same number of shares of Security-South Carolina common stock at the same option price per share, upon the same terms and subject to the same conditions set forth in the option and in the Plan as in effect at the Effective Time. The same number of shares of Security-South Carolina Common Stock shall be reserved for purposes of the Plan as is equal to the number of shares of Security-Delaware Common Stock so reserved as of the Effective Time. As of the Effective Time, Security-South Carolina will assume the Plan and all obligations of Security-Delaware under the Plan, including the outstanding options granted pursuant to the Plan.

      9.    Other Employee Benefit Plans.  At the Effective Time,
Security-South Carolina will assume any and all other employee benefit plans (and all obligations of Security-Delaware thereunder) in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     10. Amendment. Subject to applicable laws, this Merger Agreement may be amended by written agreement of the parties hereto at any time prior to the Effective Time.

     11. Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and abandoned by the unilateral action of the Board of Directors of Security-Delaware.

                                 * * * * *

                                     SECURITY FEDERAL CORPORATION

ATTEST:



                                     By:
----------------------------            ------------------------------
Robert E. Johnson, Secretary            Timothy W. Simmons, President




                                     SECURITY FEDERAL SOUTH CAROLINA
                                     CORPORATION

ATTEST:



                                     By:
----------------------------            ------------------------------
Robert E. Johnson, Secretary            Timothy W. Simmons, President

                                                                 EXHIBIT B

                        ARTICLES OF INCORPORATION

                                 OF

              SECURITY FEDERAL SOUTH CAROLINA CORPORATION




                              ARTICLE I

                            Corporate Title

      The name of the corporation is Security Federal South Carolina Corporation (hereinafter, the "Corporation").

                              ARTICLE II

                          Purpose and Powers

      The purpose or purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the South Carolina Business Corporation Act of 1988, as amended (hereinafter, the "Act").

                              ARTICLE III

                               Duration

      The duration of the Corporation is perpetual.

                              ARTICLE IV

                        Registered Office and Agent

      The street address of the Corporation's registered office is 1705 Whiskey Road South, Aiken, South Carolina. The name of the Corporation's registered agent at that office is Timothy W. Simmons, P.O. Box 810, Aiken, South Carolina 29802.

                               ARTICLE V

                              Incorporator

      The name and mailing address of the incorporator is as follows:

                           Timothy W. Simmons
                              P.O. Box 810
                       Aiken, South Carolina  29802

                                ARTICLE VI

                              Capital Stock

      The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is one million, two hundred thousand (1,200,000), of which one million (1,000,000) shall be common stock, par value $.01 per share, amounting in the aggregate to ten thousand dollars ($10,000), and of which two hundred thousand (200,000) shall be serial preferred stock, par value $.01 per share, amounting in the aggregate to two thousand dollars ($2,000). The shares may be issued by the Corporation from time to time as approved by its Board of Directors without the approval of its stockholders. The consideration for the issuance of the shares shall be paid in full before issuance and shall not be less than the par value per share. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of the shares of the Corporation. The consideration for the shares shall be cash, services actually performed for the Corporation, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable.

      Nothing contained in this Article VI (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto) shall entitle the holders of any class or series of capital stock to more than one vote per share.

      A description of the different classes and series of the Corporation's capital stock, and a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of the shares of each class of and series of capital stock are as follows:

      A. Common Stock. Except as provided in this Article VI (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, including the election of directors. There shall be no cumulative voting rights in the election of directors.

           Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends; but only when and as declared by the Board of Directors of the Corporation.

           In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid or declared and set aside for the holders of any class having preferences over the common stock in the event of liquidation, dissolution or winding up the full preferential amounts of which they are respectively entitled, the holders of the common stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

           Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

      B. Serial Preferred Stock. Except as provided in this Article VI, the Board of Directors is authorized, by resolution or resolutions from time to time adopted and by filing a certificate pursuant to the applicable law of the State of South Carolina, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof to the full extent now or hereafter permitted by the Act. Without limiting the generality of the grant of authority contained in the preceding sentence, the Board of

Directors is authorized to determine any or all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

           (1) the distinctive serial designation and the number of shares constituting such series;

           (2) the dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

           (3) the voting powers, full or limited, if any, of the shares of such series;

           (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

           (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

           (6) whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

           (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

           (8) the price or other consideration for which the shares of such series shall be issued; and

           (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

      Dividends on outstanding shares of preferred stock shall be paid, or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the common stock with respect to the same dividend period.

      If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

      Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the same series.

                                  ARTICLE VII

                                Preemptive Rights

      Holders of the capital stock of the Corporation shall not be entitled to preemptive rights with respect to any shares or other securities of the Corporation which may be issued or any securities convertible into any such shares, including, without limitation, warrants, subscription rights and options to acquire shares.

                                  ARTICLE VIII

                             Meetings of Stockholders

      A. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

      B. Special meetings of stockholders may be called at any time, but only by the Chairman of the Board, the President, a majority of the Board of Directors or as otherwise required by law.

      C. Meetings of stockholders may be held within or without the State of South Carolina, as the Bylaws may provide.

                                   ARTICLE IX

                      Nominations and Business at Annual Meetings

      A. Nominees. Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director,
(a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person, and (d) any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A, or any successor regulation, under the Securities Exchange Act of 1934, as amended (hereinafter, the "Exchange Act") (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice, (a) the name and address, as they appear on the Corporation's books, of such stockholder and (b) the class and number of shares of the Corporation's capital stock which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in this paragraph. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a nomination was not made in accordance with procedures prescribed by these Articles of Incorporation, and if he should so determine, he shall so declare to the annual meeting and the defective nomination shall be disregarded.

      B. Business at Annual Meetings. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

      For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 days nor more than 90 days prior to the meeting; provided, however, than in the event that less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this paragraph. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a matter of business was not properly brought before the meeting in accordance with the provisions of these Articles of Incorporation, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                             ARTICLE X

                             Directors

      A. Number; Vacancies. Except as provided in this Article X, the Board of Directors of the Corporation shall consist of not less than seven (7) or more than fifteen (15) directors. The number of directors with this range shall be as provided from time to time in or in accordance with the Bylaws of the Corporation, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Any vacancy in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, shall be filled by a vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office until the next stockholders' meeting at which directors are elected and until such director's successor shall have been elected and qualified. Directors need not be residents of any particular state, country or other jurisdiction.

      Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in this Article.

      B. Classified Board. Except as otherwise provided by Section 33-8-106 of the Act, the Board of Directors of the Corporation shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, with the terms of office of all members of one class expiring each year. At the first annual meeting of stockholders, directors in Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting thereafter, directors of Class II shall be elected to hold office for a term expiring at the second succeeding meeting thereafter, and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the Board of Directors shall have been abolished by action taken to reduce the size of the Board of Directors prior to said meeting.

      Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph. The board of directors shall designate, by the name of the incumbent(s), the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

      Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

                              ARTICLE XI

                           Initial Directors

      The names of the individuals who shall serve as the Board of Directors of the Corporation until the first annual meeting of stockholders, at which time they may stand for re-election, are Gasper L. Toole III, Thomas L. Moore, Harry O. Weeks, Jr., Robert E. Alexander, William Clyburn, Timothy W. Simmons and T. Clifton Weeks. The address of each such individual is 1705 Whiskey Road South, Aiken, South Carolina 29803.

                              ARTICLE XII

                          Removal of Directors

      Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation, no director may be removed except for cause and then only by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. At least 30 days prior to such meeting of stockholders, written notice shall be sent to the director or directors whose removal will be considered at such meeting.
Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock shall have the right, voting separately as a class, to elect one or more directors, the preceding provisions of this Article XII shall not apply with respect to the director or directors elected by such holders of preferred stock.

                               ARTICLE XIII

                      Limitations on Directors' Liability

      No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than liability (i) for the breach of the director's duty of loyalty to the

Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve gross negligence, intentional misconduct or a knowing violation of law, (iii) imposed under Section 33-8-330 of the Act (pertaining to liability for unlawful distributions), or (iv) for any transaction from which the director derived an improper personal benefit. If the Act is amended after the effective date of these Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Act.

      Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

                              ARTICLE XIV

                            Indemnification

      A. Persons. The Corporation shall indemnify, to the extent provided in paragraphs B or D:

           (1) any person who is or was a director, officer, employee, trustee or agent of the Corporation; and

           (2) any person who serves or served at the Corporation's request as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

      B. Extent. In case of a threatened, pending or completed suit, action or proceeding (whether civil, criminal, administrative or investigative), and any appeal therein, against a person named in paragraph A by reason of his holding a position named in paragraph A, the Corporation shall, unless prohibited by law, indemnify him if he satisfies the standard in paragraph C, against all expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement which are actually and reasonably incurred by him in connection with such suit, action or proceeding.

      C. Standard. Subject to paragraph D, a person named in paragraph A shall be indemnified only if he acted in good faith in the transaction which is the subject of the suit, action or proceeding and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, including, but not limited to, the taking of any and all actions in connection with the Corporation's response to any tender offer or any offer or proposal of another party to engage in a Business Combination (as defined in Article
XVI) not approved by the Board of Directors, and, with respect to any criminal suit, action or proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a suit, action or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, in itself, create a presumption that the person failed to satisfy the standard of this paragraph.

      D.   Authorization of Indemnification.  Any indemnification under this
Article XIV (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, trustee, or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraph C. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such suit, action or proceeding, (ii) if a quorum of disinterested directors so directs by independent legal counsel in a written opinion or (iii) by the stockholders. Such determination also may be made as to some matters but not as to others, and amounts to be indemnified may be reasonably prorated. To the extent, however, that a director, officer, employee, trustee or agent of the Corporation has been successful on the merits or otherwise in defense of any suit, action or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. No director, officer, employee, trustee or agent of the Corporation
                                 B-7
shall be entitled to indemnification in connection with any suit, action or proceeding voluntarily initiated by such person unless the suit, action or proceeding was authorized by a majority of the entire Board of Directors.

      E. Good Faith Defined. For purposes of any determination under paragraph D, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal suit, action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this paragraph shall mean any other corporation or any association, partnership, joint venture, trust or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee, partner trustee or agent. The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in paragraph C, as the case may be.

      F. Advance Payment of Expenses. The Corporation may pay in advance any expenses (including attorneys' fees) which may become subject to indemnification under paragraphs A-E if the person receiving the payment furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct described in paragraph C and undertakes in writing to repay the same if it is ultimately determined that he is not entitled to indemnification by the Corporation under paragraphs A-E and if a determination is made that the facts then known to those making the determination would not preclude indemnification.

      G. Nonexclusive. The indemnification and advancement of expenses provided by paragraphs A-F or otherwise granted pursuant to South Carolina law shall not be exclusive of any other rights to which a person may be entitled by law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      H. Continuation. The indemnification and advance payment provided by paragraphs A-F shall continue as to a person who has ceased to hold a position named in paragraph A and shall inure to his heirs, executors and administrators.

      I. Insurance. The corporation may purchase and maintain insurance on behalf of any person who holds or who has held any position named in paragraph A, against any liability incurred by him in any such position, or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under paragraphs A-F.

      J. Meaning of "Corporation" for Purposes of this Article. For purposes of this Article XIV, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent as a director, officer, employee, partner, trustee or agent of another corporation, association partnership, joint venture, trust or other enterprise,shall stand in the same position under the provisions of this
Article XIV with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      K. Savings Clause. If this Article XIV or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any suit, action or proceeding, whether civil criminal, administrative or investigative, including an action by or in the right of the corporation to the full extent permitted by any applicable portion of this Article XIV that shall not have been invalidated and to the full extent permitted by applicable law.

                               ARTICLE XV

           Limitations on Acquisition of Capital Stock

      No person shall acquire or offer to acquire ownership of any capital stock of the Corporation otherwise than as limited by this Article XV.

      A. Approval by Stockholders or Board of Directors Required Prior to Acquisition of Beneficial Ownership of 15% of Voting Stock. No person shall acquire beneficial ownership of 15% or more of the voting stock, unless such acquisition has been approved prior to its consummation by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the voting stock at a duly constituted meeting of stockholders called for such purpose or by the affirmative vote of at least two-thirds of the directors then in office at a duly constituted meeting called for such purpose.

      B. Approval by Regulatory Authorities Required Prior to Acquisition of Beneficial Ownership of 10% of Voting Stock. No person shall acquire beneficial ownership of 10% or more of the voting stock without obtaining prior thereto all regulatory approvals required under applicable federal and state statutes and in the manner provided by all applicable regulations adopted thereunder. In the event that any person acquires beneficial ownership of 10% or more of the voting stock without obtaining all such regulatory approvals, such acquisition shall constitute a violation of this
Article XV, and the Corporation shall be entitled to institute a private right of action to enforce such statutory and regulatory provisions.

      C. Approval by Board of Directors or Regulatory Authorities Required Prior to Offers to Acquire Beneficial Ownership of 10% of Voting Stock. No person shall make any offer to acquire beneficial ownership of 10% or more of the voting stock, unless such person has received prior approval to make such offer by complying with either of the following procedures:

           (1) The offer shall have been approved by the affirmative vote of two-thirds of the directors then in office at a duly constituted meeting called for such purpose, or

           (2)   The person proposing to make such offer shall have:

                 (a) obtained all required federal and state regulatory approvals; and

                 (b) furnished to the Board of Directors, concurrently with such person's filing thereof with federal and state regulatory authorities, a complete copy of all notices, submissions and documents (including all exhibits thereto) and other information filed by such person pursuant to applicable federal and state law and regulations.

      D.   Certain Definitions.  For purposes of this Article XV:

           (1) "Person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities of the Corporation.

           (2) "Offer" includes every offer to buy or otherwise acquire, solicitation of an offer to sell, tender offer for, or request for invitation for tenders of, a security or interest in a security for value.

           (3) "Acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

           (4) "Acting in concert" includes (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise; however, a group "acting in concert" shall not include the Board of Directors in its solicitation, holding and voting of proxies obtained by it.

           (5) "Beneficial ownership" shall have the meaning defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of filing of these Articles of Incorporation; however, the solicitation, holding and voting of proxies obtained by the Board of Directors pursuant to a solicitation under Regulation 14A of the General Rules and Regulations under the Exchange Act shall not constitute beneficial ownership in violation of this Article XV.

           (6) "Voting Stock" means the then outstanding shares of capital stock entitled to vote generally in the election of directors.

      E. Inapplicability to Public Offering, Tax-Qualified Employee Stock Benefit Plans and Certain Relationships. This Article XV shall not apply to:

      (1) the purchase of securities of the Corporation by underwriters in connection with a public offering of such securities;

      (2) the purchase of such securities by a tax-qualified employee stock benefit plan of the Corporation or any of its subsidiaries; or

      (3) the purchase of such securities by directors and officers of the Corporation or any of its subsidiaries or by members of their "immediate family;" provided, however, that such purchase is approved in advance by the affirmative vote of at least two-thirds of the disinterested directors then in office at a duly constituted meeting called for such purpose; and provided, further, that all applicable regulatory approvals with respect to such purchase shall have been received. For such purpose, the term "immediate family" shall mean, with respect to any natural person: (i) such person's spouse, father, mother, children, brothers, sisters, and grandchildren, (ii) the father, mother, brothers, and sisters of such person's spouse and (iii) the spouse of a child, brother, or sister of such person.

      F. Grandfathering. This Article XV shall not apply to the acquisition of securities of the Corporation prior to the effective date of these Articles of Incorporation.

      G. Construction of this Article. The majority of the Continuing Directors, as defined in Article XVI (provided a Continuing Director Quorum is present) shall have the power to construe and apply the provisions of this
Article XV and to make all determinations necessary or desirable to implement such provisions, including, but not limited to, matters with respect to (i) the number of shares beneficially owned by any person, (ii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iii) the application of any other definition or operative provision of this Article XV to the given facts, or (iv) any other matter relating to the applicability or effect of this Article XV. Any construction, application or determination made by the Continuing Directors pursuant to this Article XV in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

                               ARTICLE XVI

                  Approval of Certain Business Combinations

      A. In addition to an other requirement imposed by law, the stockholder vote required to approve Business Combinations (as hereinafter defined) shall be set forth in this Article XVI.

           (1) In addition to any other affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in this Article, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least two-thirds of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                 (a) any merger or consolidation of the Corporation with or into a Related Person (as hereinafter defined);

                 (b) any sale, lease, exchange, transfer or other disposition other than in the usual and regular course of business (in one transaction or a series of transactions in any twelve-month period), including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                 (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;

                 (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                 (e) the issuance or transfer by the Corporation or a subsidiary of the Corporation (in one transaction or a series of transactions) of any equity securities of the Corporation or any subsidiary having an aggregate Market Value of five percent or more of the total Market Value of the outstanding shares of the Corporation to a Related Person, except pursuant to the exercise of warrants, rights or options to subscribe for or purchase securities offered, issued or granted pro rata to all holders of shares of capital stock entitled to vote generally in the election of directors or any other method affording substantially proportionate treatment to the holders of such capital stock.

                 (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;

                 (g) any reclassification of the securities of the Corporation (including any reverse stock split), or any recapitalization involving the common stock of the Corporation; and

                 (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XVI.

           (2) Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation any provision of law, or any agreement with any regulatory agency, national or affiliated securities association or national securities exchange which might otherwise permit a lesser vote or no vote.

           (3) The term "Business Combination" as used in this Article XVI shall mean any transaction which is referred to any one or more of subparagraphs (a) through (h) above.

      B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency, national or affiliated securities association or national securities exchange, if the Business Combination shall have been approved by the affirmative vote of two-thirds of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

      C. For the purposes of this Article XVI the following definitions apply:

           (1) The term "Related Person" means and includes (a) any individual, corporation, partnership or other person or entity which together with its "affiliates" (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act), "beneficially owns" (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (b) any "affiliate" (as that term is defined in Rule 12b-2 under the Exchange Act) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

           (2) The term "Substantial Part" means more than 25% of the total assets of the Corporation, as of the end of its most recent fiscal year ending prior to the time the determination is made.

           (3) The term "Continuing Director" means any member of the Board of Directors who is unaffiliated with the Related Person and was a member of the Board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

           (4) The term "Continuing Director Quorum" means two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

           (5)   The term "Market Value" means:

                 (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the composite tape for New York Stock Exchange-listed stock or, if such stock is not quoted on the composite tape, on the New York Stock Exchange or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value of a share of such stock on the date in question as determined by the Board of Directors in good faith; and

                 (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Board of Directors in good faith.

                                ARTICLE XVII

             Criteria for Evaluation of Business Combinations

      In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XVI) or a tender or exchange offer, the Board of Directors shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, give due consideration to all of the following factors and any other factors which it deems relevant (i) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity, and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and it subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management.

                               ARTICLE XVIII

                            Amendment of Bylaws

      In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation by the affirmative vote of two-thirds of the directors then in office at a duly constituted meeting called for such purpose. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be made, repealed, altered, amended or rescinded by the stockholders except by the vote of the holders of not less than two-thirds of the outstanding shares of capital stock entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting) or, as set forth above, by the Board of Directors.

                                ARTICLE XIX

                     Amendment of Articles of Incorporation

      Except as set forth in this Article XIX or as otherwise specifically required by law, no provision of these Articles of Incorporation shall be repealed, altered, amended or rescinded unless such repeal, alteration, amendment or recision has been first proposed by the Board of Directors upon the affirmative vote of at least two-thirds of the directors then in office at a duly constituted meeting of the Board of Directors called for such purpose and thereafter approved by the stockholders by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a duly called annual or special meeting of stockholders; provided, however, that the provisions set forth in Articles VII, VIII, IX, X, XII, XIII, XIV, XV, XVI, XVII, XVIII and this Article XIX may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of capital stock entitled to vote thereon, rather than a majority, cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed amendment is included in the notice of such meeting), unless approved by the affirmative vote of two-thirds of the Continuing Directors (as defined in Article XVI) at a meeting at which a Continuing Director Quorum (as defined in Article XVI) is present, in which case only such affirmative vote as is required by another provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency, national or affiliated securities association, or national securities exchange; and provided further, that the provision set forth in Article I may be altered or amended solely upon the affirmative vote of at least two-thirds of the directors then in office at a duly constituted meeting of the Board of Directors called for such purpose.

                            *       *       *

     Executed this 16th day of June 1998.

                                                  /s/Timothy W. Weeks
                                                  ---------------------------
                                                  Timothy W. Weeks
                                                  Incorporator

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                                                                EXHIBIT C



           Section 262 of the Delaware General Corporation Law

      262 APPRAISAL RIGHTS. -(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections
(b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251, Section 252, Section 254, Section 257,
Section 258, Section 263 or Section 264 of this title:

      (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of
Section 251 of this title.

      (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

      a. Shares of stock of the corporation surviving or resulting from such merger or consolidation;

      b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;

      c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

      d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                                  C-1

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      (3)  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

      (d)  Appraisal rights shall be perfected as follows:

      (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand.
A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

      (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is

                                  C-2

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given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.


                               C-3

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      (i)  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.
Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.


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                                 C-4

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                            REVOCABLE PROXY
                     SECURITY FEDERAL CORPORATION

                    ANNUAL MEETING OF STOCKHOLDERS
                             July 21, 1998

      The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 21, 1998, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, as follows:

                                                 VOTE
                                                  FOR        WITHHELD
                                                  ---        --------

      1.   The election as directors of the
           nominee listed below (except as
           marked to the contrary below).        [  ]          [  ]

           Gasper L. Toole III
           Thomas L. Moore

           INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

           ----------------------------------

           ----------------------------------

                                                 VOTE
                                                  FOR   AGAINST  ABSTAIN
                                                  ---   -------  -------

      2.   The approval of a proposal to change   [  ]    [  ]     [  ]
           the Company's state of incorporation
           from Delaware to South Carolina through
           a merger of the Company with a newly
           formed, wholly owned South Carolina
           subsidiary.

      3.   The ratification of an amendment to    [  ]    [  ]     [  ]
           the Company's corporate charter to
           increase the number of authorized
           shares of common stock.


      The Board of Directors recommends a vote "FOR" the above proposals.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.



Dated:                     , 1998
      ---------------------



                                          -------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          -------------------------
                                          SIGNATURE OF STOCKHOLDER


                                          -------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          ------------------------
                                          SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.


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      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                  ENCLOSED POSTAGE-PREPAID ENVELOPE.
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